UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders. –

Aberdeen Chile Fund, Inc.

Semi-Annual Report
June 30, 2014

Aberdeen

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced January 1, 2014, including the distributions declared on June 10, 2014, consisted of 9% net investment income, 2% short-term, 8% long-term realized capital gains and 81% return of capital.

In January 2015, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2014 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Chile Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2014. The Fund’s principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

Total Return Performance

For the six-month period ended June 30, 2014 the total return to shareholders of the Fund net of fees, based on the net asset value (“NAV”) of the Fund, was -0.3%, assuming reinvestment of dividends and distributions versus a return of 0.4% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Chile Index (“MSCI Chile Index”)1.

Share Price & NAV

For the six-month period ended June 30, 2014, based on market price, the Fund’s total return was 1.2%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 4.1% over the six months from $10.55 on December 31, 2013 to $10.12 on June 30, 2014. The Fund’s share price on June 30, 2014 represented a premium of 3.0% to the NAV per share of $9.83 on that date, compared with a premium of 1.4% to the NAV per share of $10.40 on December 31, 2013.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end NAVs. In September 2013, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in October 2013. This policy will be subject to regular review by the Board. The distribution will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. On June 30, 2014, the Fund paid a distribution of USD $0.28 per share to all shareholders of record as of June 23, 2014.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended June 30, 2014 and fiscal year ended December 31, 2013, the Fund did not repurchase any shares through this program.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeench.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Please ensure that you are enrolled in our email services, which feature timely news from Aberdeen portfolio managers located around the world. Enroll today at www.aberdeen-asset.us/aam.nsf/usclosed/email and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. Please note that Aberdeen does not share our shareholder information with any other organizations.

Please contact Aberdeen Asset Management Inc. by:

•                  calling toll free at 1-866-839-5205 in the United States;

•                  emailing InvestorRelations@aberdeen-asset.com;

•                  visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;

•                  visiting www.aberdeench.com.

Yours sincerely,

Christian Pittard
President

1                     The MSCI Chile Index is designed to measure the performance of the large, mid and small cap segments of the Chilean equity market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Chile Fund, Inc.	1

Report of the Investment Adviser (unaudited)

Market review

Chilean equities, as measured by the MSCI Chile Index, posted modest gains for the six-month period ended June 30, 2014, underperforming the broader-market MSCI Emerging Markets Latin America Index.1 The benchmark MSCI Chile Index began 2014 on a subdued note, owing to the continued scaling back of U.S. monetary stimulus, worries about slower economic growth in China, and lower copper prices. While encouraging Chinese manufacturing data proved supportive in the middle of the reporting period, gains were pared in June by concerns over slowing economic growth in China. The new Chilean government’s tax reform, which aims to increase the corporate tax rate to fund social spending, was sent to the National Congress with no major surprises. However, there were investor fears that the tax hike might discourage corporate investment and weigh on future growth. On the economic front, the Central Bank of Chile cut its forecast for gross domestic product (GDP) growth for the 2014 calendar year, citing muted domestic demand and investment. The Central Bank of Chile also reduced its benchmark interest rate twice, to 4%, as the declining peso caused inflation to accelerate.

Fund performance review

Fund performance relative to the benchmark MSCI Chile Index over the reporting period benefited from overall positive stock selection.

Among the key contributors to the relative performance was the underweight to Latam Airlines Group SA, which remained under pressure from weakness in the Chilean peso and the cargo market. The weaker currency, along with lower grape costs, benefited wine producer Vina Concha y Toro SA, which posted healthy growth in its first-quarter earnings. The overweight to Banco Santander Chile also aided the relative return. The lender posted good first-quarter earnings that were driven by solid loan growth and widening net interest margins. The lack of exposure to miner CAP, whose shares fell on the back of weakness in its steel business and lower iron ore prices, also had a positive impact.

Conversely, the shares of Empresas CMPC SA were weighed down by the weaker outlook for the pulp and paper industry, as well as its announcement of a rights offering. Beverage companies Coca-Cola Embonor SA, Class A and Embotelladora Andina SA also underperformed versus the overall Chilean market. Coca-Cola Embonor SA, Class A’s results were hampered by cost pressures and foreign exchange expenses. Given that roughly 20% of Embotelladora Andina SA’s pre-tax earnings are derived from Argentina, the company’s shares fell on concerns over the devaluation of the Argentine peso and its impact on Andina’s operations.

Outlook

In our opinion, investor sentiment in Chile is likely to remain muted in the near term, given continued concerns over the impending corporate tax hike. Until details of the reforms are finalised, uncertainty over the tax structure may potentially delay corporate investment. We believe that this, along with slowing domestic demand, could lead to subdued economic growth this year. On the other hand, we think that signs of accelerating demand in China bode well for the nation’s copper exports. Despite the macroeconomic uncertainty, we feel that Chile remains one of the best-managed economies in the region. In our view, low unemployment and the central bank’s recent easing of monetary policy should be supportive for domestic demand. On the corporate front, we remain confident in our holdings’ ability to maintain earnings growth in the long term. We believe that their cost discipline and sensible management may position them well to benefit when the economy recovers.

Aberdeen Asset Managers Limited

1                     The MSCI Emerging Markets (EM) Latin America Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM Latin America Index consists of the following five emerging market country indices: Brazil, Chile, Colombia, Mexico, and Peru.

2	Aberdeen Chile Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 70 industries and 171 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries.

As of June 30, 2014, the Fund held 99.2% of its net assets in equities and 0.8% in other assets in excess of liabilities.

Top Ten Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2014:

Name of Security	Percentage of Net Assets

Banco Santander Chile	10.4%
S.A.C.I. Falabella	10.4%
Enersis SA	9.3%
Empresas COPEC SA	9.0%
Empresas CMPC SA	7.9%
Parque Arauco SA	5.0%
Cia Cervecerias Unidas SA	4.9%
Banco de Chile	4.8%
Sonda SA	4.7%
Vina Concha y Toro SA	4.6%

Aberdeen Chile Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Chile Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2014.

	1 Year	3 Years	5 Years	10 Years

Net Asset Value (NAV)	-14.2%	-11.6%	2.3%	10.0%
Market Value	-15.2%	-12.3%	4.7%	11.8%
MSCI Chile Index	-11.6%	-12.0%	3.9%	12.0%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. The Fund’s total investment return is based on the reported NAV on each annual period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeench.com or by calling 866-839-5205.

The annualized gross operating expense ratio based on the six-month period ended June 30, 2014 is 3.20%. The annualized net operating expense ratio net of fee waivers is 2.99%.

4	Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.2%
COMMON STOCKS—94.7%
AIRLINES—1.8%
125,500	Latam Airlines Group SA*	$ 1,690,686
BANKS—17.4%
33,666,948	Banco de Chile	4,476,426
34,967	Banco de Credito e Inversiones	2,022,720
145,422,987	Banco Santander Chile	9,585,034
		16,084,180
BEVERAGES—16.6%
387,283	Cia Cervecerias Unidas SA	4,542,994
1,343,011	Coca-Cola Embonor SA, Class A(a)(b)	2,246,386
1,373,161	Embotelladora Andina SA	4,213,727
2,112,000	Vina Concha y Toro SA	4,277,352
		15,280,459
ELECTRIC UTILITIES—9.3%
25,396,000	Enersis SA	8,560,011
FOOD & STAPLES RETAILING—3.2%
902,000	Cencosud SA	2,962,003
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS—2.9%
1,767,000	Empresa Nacional de Electricidad SA	2,650,428
INFORMATION TECHNOLOGY SERVICES—4.7%
1,857,000	Sonda SA	4,365,343
MULTILINE RETAIL—10.4%
1,055,083	S.A.C.I. Falabella	9,558,449
OIL, GAS & CONSUMABLE FUELS—9.0%
638,889	Empresas COPEC SA	8,318,155
PAPER & FOREST PRODUCTS—7.9%
3,362,130	Empresas CMPC SA	7,326,569
REAL ESTATE MANAGEMENT & DEVELOPMENT—5.0%
2,534,000	Parque Arauco SA	4,627,976
TEXTILES, APPAREL & LUXURY GOODS—1.4%
299,000	Forus SA	1,238,140
WATER UTILITIES—2.4%
1,368,500	Inversiones Aguas Metropolitanas SA	2,214,782
WIRELESS TELECOMMUNICATION SERVICES—2.7%
203,000	ENTEL Chile SA	2,499,806
	Total Common Stocks	87,376,987
PREFERRED STOCKS—4.5%
CHEMICALS—4.5%
98,650	Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	2,891,431
43,500	Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares	1,271,141
		4,162,572
	Total Preferred Stocks	4,162,572

Aberdeen Chile Fund, Inc.	5

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2014

Shares	Description	Value (US$)
RIGHTS—0.0%
PAPER & FOREST PRODUCTS—0.0%
176,954	Empresas CMPC SA*	$ 38,398
	Total Rights	38,398
	Total Long-Term Investments—99.2% (cost $63,756,330)	91,577,957
	Total Investments—99.2% (cost $63,756,330)(c)	91,577,957
	Other Assets in Excess of Liabilities—0.8%	723,854
	Net Assets—100.0%	$ 92,301,811

*	Non-income producing security.
(a)	Illiquid security.
(b)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

ADR American Depositary Receipt

See Notes to Financial Statements.

6	Aberdeen Chile Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2014

Assets
Investments, at value (cost $63,756,330)	$91,577,957
Foreign currency, at value (cost $878,605)	873,699
Cash	561,124
Prepaid expenses	79
Total assets	93,012,859
Liabilities
Chilean repatriation taxes (Note 2)	277,907
Investment advisory fees payable (Note 3)	215,044
Director fees payable	68,297
Administration fees payable (Note 3)	64,356
Investor relations fees payable (Note 3)	18,027
Accrued expenses	67,417
Total liabilities	711,048

Net Assets	$92,301,811
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$9,386
Paid-in capital in excess of par	67,344,509
Distributions in excess of net investment income	(8,060,137)
Accumulated net realized gain from investment and foreign currency transactions	5,270,925
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	27,737,128
Net Assets	$92,301,811
Net asset value per common share based on 9,386,497 shares issued and outstanding	$9.83

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	7

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2014

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $2,850)	$2,082,391
Total investment income	2,082,391

Expenses
Investment advisory fee (Note 3)	518,663
Offering costs expense (Note 5)	309,376
Chilean repatriation taxes (Note 2)	219,509
Administration fee (Note 3)	109,818
Directors’ fees and expenses	84,775
Custodian’s fees and expenses	51,669
Legal fees and expenses	44,376
Independent auditors’ fees and expenses	35,768
Investor relations fees and expenses (Note 3)	34,043
Reports to shareholders and proxy solicitation	30,844
Insurance expense	13,961
Transfer agent’s fees and expenses	13,496
Miscellaneous	6,136
Total operating expenses before reimbursed/waived expenses	1,472,434
Less: Fee waivers (Note 3)	(96,651)
Net expenses	1,375,783
Net Investment Income	706,608
Net Realized/UnrealizedGain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	5,208,752
Foreign currency transactions	113,174
5,321,926
Net change in unrealized appreciation/(depreciation) on:
Investments (including $38,386 change in Chilean taxes on unrealized gains) (Note 2)	(5,811,936)
Foreign currency translation	(5,956)
(5,817,892)
Net realized and unrealized loss from investments and foreign currency related transactions	(495,966)
Net Increase in Net Assets Resulting from Operations	$210,642

See Notes to Financial Statements.

8	Aberdeen Chile Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31, 2013

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$706,608	$544,626
Net realized gain from investment and foreign currency related transactions	5,321,926	11,461,148
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,817,892)	(41,883,202)
Net increase/(decrease) in net assets resulting from operations	210,642	(29,877,428)

Distributions to Shareholders from:
Net investment income	(5,538,034)	(1,685,362)
Net realized gains	—	(11,596,297)
Tax return of capital	—	(516,492)
Net decrease in net assets from distributions	(5,538,034)	(13,798,151)
Change in net assets resulting from operations	(5,327,392)	(43,675,579)

Net Assets:
Beginning of period	97,629,203	141,304,782
End of period (including distributions in excess of net investment income of ($8,060,137) and ($3,228,711), respectively)	$92,301,811	$97,629,203

Amounts listed as “—“ are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	9

Financial Highlights

	For the Six Months Ended June 30, 2014		For the Fiscal Years Ended December 31,
	(unaudited)		2013		2012	2011	2010	2009
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$10.40		$15.05		$14.49	$22.05	$18.77	$11.05
Net investment income	0.08		0.06		0.13	0.16	0.04	0.11
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.06)		(3.24)		2.02	(4.89)	6.64	8.68
Total from investment operations applicable to common shareholders	0.02		(3.18)		2.15	(4.73)	6.68	8.79
Dividends and distributions to shareholders:
Net investment income	(0.59)		(0.18)		(0.13)	(0.13)	(0.01)	(0.33)
Net realized gains	—		(1.23)		(1.47)	(2.75)	(3.45)	(0.74)
Tax return of capital	—		(0.06)		—	—	—	—
Total distributions	(0.59)		(1.47)		(1.60)	(2.88)	(3.46)	(1.07)
Capital Share Transactions:
Anti-dilutive impact due to capital shares tendered	—		—		—	—	0.06	—
Impact of shelf offering	—		—		0.01	0.05	—	—
Net asset value per common share, end of period	$9.83		$10.40		$15.05	$14.49	$22.05	$18.77
Market value, end of period	$10.12		$10.55		$15.09	$15.04	$22.67	$17.90
Total Investment Return Based on(b):
Market value	1.19%		(21.99%	)	10.74%	(22.72%)	49.48%	93.78%
Net asset value	(0.29%)		(22.89%	)(c)	14.64% (c)	(23.45%)	38.65%	80.58%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$92,302		$97,629		$141,305	$134,469	$168,153	$190,851
Average net assets applicable to common shareholders (000 omitted)	$92,811		$125,669		$145,864	$153,354	$176,275	$156,471
Net operating expenses, net of fee waivers(d)	2.99%	(e)	1.91%		1.75%	1.86%	2.07%	1.94%
Net operating expenses, excluding fee waivers(d)	3.20%	(e)	2.09%		1.97%	2.00%	2.20%	2.02%
Net operating expenses, excluding taxes net of fee waivers	2.51%	(e)	1.67%		1.50%	1.60%	1.84%	1.58%
Net investment income	1.54%	(e)	0.43%		0.82%	0.88%	0.21%	0.71%
Portfolio turnover	2.26%		3.79%		7.68%	7.30%	41.45%	12.77%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios include the effect of Chilean taxes.
(e)	Annualized.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2014

1. Organization

Aberdeen Chile Fund, Inc. (the “Fund”) was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “CH”.

The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Aberdeen Chile Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments
Beverages	$13,034,073	$2,246,386	–	$15,280,459
Rights	38,397	–	–	38,397
Other	76,259,101	–	–	76,259,101
Total Investments	$89,331,571	$2,246,386	–	$91,577,957

Amounts lists as “–“ are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the six months ended June 30, 2014, the security issued by Coca-Cola Embonor SA, Class A, in the amount of $2,246,386, transferred between Level 1 and Level 2 because the security was fair valued by the Fund’s pricing committee as of June 30, 2014. For the six months ended June 30, 2014, there have been no significant changes to the fair valuation methodologies.

(b) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(c) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

12	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

(d) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, late-year loss foreign taxes passed through, and dividend redesignations.

(e) Federal Income Taxes and Foreign Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by Chile and such other countries. The Fund incurs foreign Chilean taxes on income and realized gains generated from Chilean securities with no Chilean market presence. For the six-month period ended June 30, 2014, the Fund incurred $219,509 of such expense. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. For the period ended June 30, 2014, the Fund accrued $79,593 of such expense.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2013 are subject to such review.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the

Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. AAML has also agreed to contractually waive 0.21% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement shall continue until the end of the current term of the Fund’s Advisory Agreement with the Adviser and may continue thereafter if specifically approved by the Adviser and the Fund’s Board. For six months ended June 30, 2014, AAML earned $518,663 for advisory services, of which AAML waived $96,651.

(b) Fund Administration:

Effective April 1, 2014, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the AAML, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund, computed monthly and payable quarterly, at an annual rate of 0.08% of the Fund’s average monthly net assets. For the period beginning April 1, 2014 and ended June 30, 2014, AAMI earned $18,796 from the Fund for administration services.

Prior to April 1, 2014, Brown Brothers Harriman & Co. (“BBH & Co.”) was the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds paid BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. The rate would have increased had BBH & Co. been retained to continue to serve as the Administrator to the Fund.

The Fund paid its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the period beginning January 1, 2014 and ended March 31, 2014, BBH & Co. earned $7,397 from the Fund for administrative and fund accounting services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid a fee out of the advisory fee payable to AAML, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, BTG Pactual Chile receives a supplemental administration fee, annual reimbursement of out of pocket expenses and an accounting fee from the Fund. For the six months ended June 30, 2014, the administration fees, supplemental administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $23,012, $55,811 and $4,802, respectively.

Aberdeen Chile Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended June 30, 2014, the Fund incurred fees of approximately $33,247 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six months ended June 30, 2014, there were no shares purchased pursuant to the Directors compensation plan. As of June 30, 2014, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the six months ended June 30, 2014, Fund purchases and sales of securities, other than short-term investments, were $2,097,372 and $10,286,161, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of June 30, 2014, there were 9,386,497 shares of common stock issued and outstanding.

In May 2011, the Fund filed a “shelf” registration statement with the SEC, which permitted the Fund to issue up to $75 million in shares of common stock through one or more public offerings over a three year period. Offering costs related to this filing (“Offering Costs”) were capitalized as a prepaid expense. When shares were sold, portions of the Offering Costs were attributed to those shares pro rata. These portions of the Offering Costs attributed to sold shares were charged to paid-in capital. In May 2014, upon expiration of this shelf registration, the remaining prepaid Offering Costs associated with this registration statement were expensed. These remaining Offering Costs are noted on the Statement of Operations.

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six month period ended June 30, 2014, the Fund did not repurchase shares through this program.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Risks Associated with Chilean Markets:

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the

14	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2014

level of Chilean governmental supervision and regulation of its securities markets.

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$63,756,330	$33,081,658	$(5,260,031)	$27,821,627

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2014.

Aberdeen Chile Fund, Inc.	15

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 27, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
James J. Cattano	6,559,772	335,833
Steven N. Rappaport	6,541,794	353,811

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, Lawrence J. Fox and Martin M. Torino.

16	Aberdeen Chile Fund, Inc.

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited
Bow Bells House
1 Bread Street
London, United Kingdom
EC4M 9HH

Custodian

State Street Bank and Trust Co.
1 Iron Street, 5th Floor
Boston, MA 02110

U.S. Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Chilean Administrator

BTGPactual Chile S.A. Administradora de Fondos de Iversion
de Capital Extranjero
AV. Apoguindo 3721, Piso 19
Las Condes
Santiago, Chile

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-866-839-5205
InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2014 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Chile Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “CH”. Information about the Fund’s net asset value and market price is available at www.aberdeench.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Chile Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services
We invite you to enroll today.

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeench.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

Enroll today

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Contact us:

1. Enroll in Investor Relations services at:
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4. Visit www.aberdeen-asset.us/cef

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To enroll in electronic delivery, follow these simple steps:

1. Go to http://www.aberdeen-asset.us/cef

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*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

CH-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

 Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended June 30, 2014, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 through January 31, 2014	None	None	None	928,110
February 1 through	None	None	None	928,110

February 28, 2014
March 1 through March 31, 2014	None	None	None	928,110
April 1 through April 30, 2014	None	None	None	928,110
May 1 through May 31, 2014	None	None	None	928,110
June 1 through June 30, 2014	None	None	None	928,110
Total	None	None	None	--

1 The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Chile Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Chile Fund, Inc.

Date: September 3, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Chile Fund, Inc.

Date: September 3, 2014